SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549




                                   FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported):  July 21, 2003

                              SOUTHWEST AIRLINES CO.
                (Exact name of registrant as specified in its charter)


                                      TEXAS
                   (State or other jurisdiction of incorporation)


            1-7259                                      74-1563240
    (Commission File Number)                (IRS Employer Identification No.)




     P.O. Box 36611, Dallas, Texas                       75235-1611
    (Address of principal executive offices)             (Zip Code)


     Registrant's telephone number, including area code (214) 792-4000



                                    N/A
        (Former name or former address, if changed since last report)


Item 7.  Financial Statements and Exhibits

      (c)   Exhibits.
               99.1     Registrant's Second Quarter 2003 Earnings Release.

Item 9.  Regulation FD Disclosure (including Item 12 information).

               On July 21, 2003, the Registrant issued a press release announcing its financial results for the second quarter of 2003. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. Pursuant to the interim guidance contained in SEC Release 34-47583, the information required by Item 12 of this report is being furnished under this
Item 9.

Item 12.  Results of Operations and Financial Condition.

      The information set forth under Item 9 of this report is hereby incorporated herein by reference.



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SOUTHWEST AIRLINES CO.
                                          (Registrant)



                                          By:   /s/ Gary C. Kelly
                                                    Gary C. Kelly
                                                    Executive Vice President -
                                                    Chief Financial Officer


Date: July 21, 2003

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
                                  INDEX TO EXHIBITS

         Exhibit
            No.                              Exhibit
           99.1              Registrant's Second Quarter 2003 Earnings Release.